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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 15, 1998

Structured Products Corp. on behalf of
TIERS(Servicemark) Corporate Bond-Backed Certificates Trust IBM 1997-4 TIERS(Servicemark) Corporate Bond-Backed Certificates Trust BLS 1997-6 TIERS(Servicemark) Corporate Bond-Backed Certificates Trust APA 1997-8
-----------------------------------------------------------
 (Exact name of registrant as specified in its charter)

Delaware                   33-55860                         13-3692801
--------                   --------                         ----------
(State or other           (Commission File               (IRS Employer
jurisdiction of            Number)                       Identification Number)
incorporation or
organization)


Room 33-130, 33rd Floor, Seven World Trade Center, New York, New York   10048
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 783-6645.

                                       N/A
---------------------------------------   --------------------------------------
          (Former name or former address, if changed since last report)

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Item 1.           Changes in Control of Registrant.

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

                  On February 17, 1998, $18,397,000 principal amount of TIERS (Servicemark) Corporate Bond-Backed Certificates, Series BLS 1997-6 ZTF Class and $6,755,378 principal amount of TIERS(Servicemark) Corporate Bond-Backed Certificates, Series BLS 1997-6 Amortizing Class were exchanged for $18,397,000 principal amount of the Term Assets.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.

1. Trustee's Report in respect of the Following Distribution Date for TIERS (Servicemark) Corporate Bond-Backed Certificates Trust APA 1997-8: February 15, 1998

Item 8.  Change in Fiscal Year.

                  Not Applicable.

                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             STRUCTURED PRODUCTS CORP.

                                   By:     /s/ Timothy P. Beaulac
                                      -------------------------------------
                                      Name:   Timothy P. Beaulac
                                      Title:      Assistant Vice President
                                                  and Finance Officer

Dated:  February 15, 1998

                                        3

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                                INDEX OF EXHIBITS

                                                           Page of Sequentially
                                                                 Numbered Pages

1   Trustee's Report in respect of the Following Distribution
    Date for TIERS(Servicemark) Corporate Bond-Backed Certificates Trust
    APA 1997-8 : February 15, 1998                                      5

                                       4